UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23961

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Privacore PCAAM Alternative Income Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Sandhya Ganapathy, Esq.
Privacore PCAAM Alternative Income Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

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Registrant’s telephone number, including area code: 1-855-685-3093

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

ITEM 1.    REPORTS TO STOCKHOLDERS.

(a)      The Report to Shareholders is attached herewith.

Privacore PCAAM Alternative Income Fund

Annual Report

March 31, 2026

Privacore PCAAM Alternative Income Fund
Table of Contents For the Period Ended March 31, 2026

Privacore PCAAM Alternative Income Fund
Shareholder Letter (Unaudited) March 31, 2026

Brendan Boyle

Chief Executive Officer, Privacore Capital

Dear Fellow Shareholders,

Since its inception, Privacore Capital Advisors, LLC (“Privacore”) has been dedicated to providing innovative alternative investment solutions tailored to the Private Wealth Market. Our commitment to partnering with best-in-class managers and delivering institutional-quality investment opportunities has driven our growth and success in the alternative investment space. The Privacore PCAAM Alternative Income Fund (“AltsCred” or the “Fund”) is a private credit closed-end Interval fund brought in partnership with Partners Capital, a global leader in private markets provides an innovative solution to the private wealth market.

This is our second annual shareholder report for AltsCred. Privacore, as the Fund’s Adviser, and Partners Capital Investment Group, LLP (“Partners Capital”), as the Fund’s Sub-Adviser in charge of portfolio management, are pleased to present commentary from our portfolio management team on the performance, portfolio and the private credit market as well as present the audited financial statements and highlights for the fiscal year ended March 31, 2026.

AltsCred delivers a strategic approach

The Fund was launched on July 29, 2024, with the goal of providing investors access to a diversified portfolio of private market investments. Leveraging Privacore’s extensive experience and Partners Capital’s expertise in portfolio management, the fund provides a single access point to a broadly diversified allocation to the private credit market, encompassing direct lending, capital solutions, special situations, and real estate lending.

AltsCred aims to maximize income and outperform public fixed income through dynamic allocations based on market opportunities and the credit cycle. The Fund focuses on senior, first lien loans with current cash yields, while also targeting specialist providers of capital that can command premiums due to lower competition and higher complexity. AltsCred seeks to generate alpha through customization and co-investments, offering potential tax benefits, fee savings, greater transparency, and customized risk exposures.

Thank you for choosing AltsCred

More than a year after its launch, the Fund’s assets stand at approximately $43 million. All of us at Privacore and Partners Capital are honored by the trust this milestone represents. We look forward to helping you achieve your investment goals in the years to come.

Sincerely,

Brendan Boyle
Chief Executive Officer, Privacore Capital

Privacore PCAAM Alternative Income Fund
Management’s Discussion and Analysis of Fund Performance March 31, 2026 (Unaudited)

Introduction

Privacore PCAAM Alternative Income Fund (“AltsCred” or the “Fund”) offers investors access to a diversified portfolio of private market investments. Designed for individual investors and positioned for a range of market scenarios, the Fund provides exposure to the full breadth of the credit market. This includes investments in direct lending, capital solutions, special situations, and real estate lending.

AltsCred aims to maximize income and outperform relative to public fixed income through dynamic allocations based on market opportunity and point in the credit cycle. The Fund will focus on predominantly senior, first lien loans with current cash yields, and will opportunistically target specialist providers of capital that can command premiums due to lower levels of competition and higher degrees of complexity. AltsCred will attempt to generate alpha through customization and co-investments, structures that have the potential to offer tax benefits, fee savings, greater transparency, and customized risk exposures.

AltsCred is an interval fund, raising capital through daily subscriptions while providing liquidity through quarterly redemptions.

Performance

For the twelve months ended March 31, 2026, AltsCred Class I returned +8.0%, compared to +5.9% for the Morningstar LSTA US Leveraged Loan 100 Index. Since inception on July 29, 2024, AltsCred has delivered a +12.6% cumulative return and a +7.4% annualized return, versus an annualized +6.1% for the Morningstar LSTA US Leveraged Loan 100 Index over the same period. As of March 31, 2026, the portfolio’s assets under management were approximately $43 million.

AltsCred is fully committed, with over 90% of capital deployed. Deployed capital is allocated across evergreen/liquid CLO structures, LP interests, secondaries, and co-investments. Both LP interests and co-investments are expected to grow toward steady-state target allocations of 20% and 40%, respectively. The Fund is also diversified across sectors, with no more than 25% of invested NAV in any one sector.

Private Credit Market Update

Entering 2026, credit markets face a more complex environment, characterized by shifting sentiment, rising dispersion in outcomes, and heightened scrutiny of asset quality. Concerns around fraud, AI-driven disruption to software business models, and negative press around retail-facing funds have contributed to a withdrawal of capital from semi-liquid structures. We believe that the reversal of flows will, over time, reduce capital supply to direct lending, which should result in improved economic and legal terms for lenders.

Despite the negative sentiment, fundamentals in private credit remain broadly stable, with default rates near long-term averages1. Even in software, where investors are attempting to quantify the impact of artificial intelligence on business models, it remains unclear to what extent senior loans will bear the brunt of any profitability decline. Stress is beginning to emerge in certain cyclical sectors, though this has not yet materially impacted default rates. That said, the withdrawal of capital from the asset class, combined with widening spreads in public markets, leads us to expect deal activity to slow and private credit spreads to stabilize or widen over the coming quarters.

It is against this backdrop that our portfolio construction becomes particularly relevant. We have deliberately limited exposure to highly trafficked areas of the market and avoided commoditized lending strategies. Our multi-strategy approach helps mitigate downside risk by combining exposures across asset types, allocating where risk-adjusted returns are both compelling and persistent. The result is a portfolio that is intentionally differentiated from a market that skews heavily towards corporate lending in the upper middle market.2

_______________________

1    JP Morgan Default Monitor February 2026, Proskauer Private Credit Default Index

2    Private Debt Investor data, February 2026 Private Credit Fundraising by Strategy

Privacore PCAAM Alternative Income Fund
Management’s Discussion and Analysis of Fund Performance March 31, 2026 (Unaudited) (Continued)

The AltsCred portfolio is focused on more niche and specialized parts of the private credit market like specialist lending, asset-backed lending, and capital solutions strategies. These strategies exhibit distinct characteristics; specifically, tighter covenants, lower levels of leverage, and credit spreads that are both structurally wider than the broader market and tend to demonstrate resilience through the cycle. As of March 31, 2026, AltsCred is predominantly invested in senior, performing debt.

Privacore PCAAM Alternative Income Fund
Fund Performance March 31, 2026 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception, with similar investments in the Morningstar LSTA US Leveraged Loan 100 Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.

The Morningstar LSTA US Leveraged Loan 100 Index is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%.

Average Annual Total Returns as of March 31, 2026	1 Year	Since Inception*
Privacore PCAAM Alternative Income Fund – Class I	8.03%	12.62%
Morningstar LSTA US Leveraged Loan 100 Index	5.94%	10.39%

*  Commencement of operations for the Privacore PCAAM Alternative Income Fund — Class I was July 29, 2024. See Note 1 in the accompanying notes to the Consolidated Financial Statements.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (855) 685-3093.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service Plan and extraordinary expenses, such as litigation expenses) do not exceed 1.60%, 1.00% and 0.75% of the net assets of Class S Shares, Class D Shares and Class I Shares, respectively on an annualized basis (the “Expense Limit”) through January 21, 2027. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in

Privacore PCAAM Alternative Income Fund
Fund Performance March 31, 2026 (Unaudited) (Continued)

connection with any merger or reorganization after commencement of Fund operations, any shareholder servicing fees paid under the Fund’s Shareholder Service plan, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.60%, 1.00% and 0.75% of the net assets of Class S Shares, Class D Shares and Class I Shares, respectively. The Expense Limitation and Reimbursement Agreement may not be terminated before that date by the Fund or the Investment Adviser and thereafter may be terminated by the Fund or the Investment Adviser upon 30 days’ written notice.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Privacore PCAAM Alternative Income Fund
Consolidated Schedule of Investments As of March 31, 2026
	Acquisition Date	Shares	Cost	Fair Value	Footnotes
Investments — 100.23%
Private Investments — 91.78%					[1,2,3]
Non-Listed Business Development Companies — 20.63%					[4]
Ares Strategic Income Fund — Class I	8/1/2024	109,727	$3,010,909	$2,946,170
MSD Investment Corp.	9/18/2024	117,294	2,846,717	2,765,784
Vista Credit Strategic Lending Corp.	11/6/2024	160,387	3,000,000	3,093,865
Total Non-Listed Business Development Companies			8,857,626	8,805,819

Investment Partnerships (Special Purpose Vehicle) — 18.40%					[4]
ASPF Anchor Co-Invest Aggregator, L.P.	1/12/2026	N/A	742,355	742,355	[5,10]
ASPF Beagle Co-Investment (Non-US), L.P.	10/7/2024	N/A	818,557	971,867	[5,10]
FP Acoustic Co-Invest L.P.	10/1/2025	N/A	1,670,526	2,500,334	[5]
HP GPFS Stanley	3/14/2025	N/A	950,492	994,677	[5,10]
TPG Twin Brook DLI Continuation Fund I, L.P.	11/28/2025	N/A	2,706,086	2,642,134	[5,10]
Total Investment Partnerships (Special Purpose Vehicle)			6,888,016	7,851,367

Limited Company — 9.45%					[4]
Octagon CLO	3/3/2025	3,997	4,000,000	4,031,719

Limited Partnership Interest — 20.94%					[4]
CRC Capital Relief Fund VI	7/1/2025	N/A	1,876,192	1,895,653	[5]
FP Credit Partners III Aggregator, LP	11/25/2025	N/A	105,000	94,790	[5,10]
H.I.G WhiteHorse	3/31/2025	N/A	470,449	510,820	[10]
PSC Credit III (A), SCSp	1/12/2026	N/A	3,059,981	3,086,156	[5]
Waterfall AB Fund	3/28/2025	N/A	3,476,597	3,349,411	[5,10]
Total Limited Partnership Interest			8,988,219	8,936,830
	Investment Type	Interest Rate	Reference Rate^	Basis Points Spread	Maturity Date	Acquisition Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Loans — 22.36%										[6,7,8]
ACP Oak Buyer	Revolver	0.50%			6/9/2031	6/10/2025	$126,761	$(436)	$(436)[9,10]
ACP Oak Buyer	Delayed Draw	8.65%	3-Month Term SOFR	500	6/9/2031	6/10/2025	140,493	140,183	140,183
ACP Oak Buyer	Delayed Draw	8.65%	3-Month Term SOFR	500	6/9/2031	6/10/2025	140,563	140,378	140,378
ACP Oak Buyer	Term Loan	8.73%	6-Month Term SOFR	500	6/9/2031	6/10/2025	587,113	585,142	585,142
Bronco Buyer, LLC	Delayed Draw	0.50%			1/19/2029	2/11/2026	758,601	(16,294)	(16,294)[10]
Bronco Buyer, LLC	Term Loan	13.57%	1-Month Term SOFR	994	1/19/2029	2/11/2026	241,399	236,174	236,174
Eclipse Advantage	Term Loan	9.57%	3-Month Term SOFR	590	10/1/2026	3/3/2025	1,096,832	1,096,832	1,096,832
Improving Acquisition	Term Loan	10.31%	3-Month Term SOFR	665	7/26/2027	3/3/2025	59,865	59,865	59,865
Improving Acquisition	Term Loan	10.32%	3-Month Term SOFR	665	7/26/2027	3/3/2025	67,771	67,771	67,771

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
	Investment Type	Interest Rate	Reference Rate^	Basis Points Spread	Maturity Date	Acquisition Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Loans (Continued)
Improving Acquisition	Term Loan	10.32%	3-Month Term SOFR	665	7/26/2027	3/3/2025	$74,549	$74,549	$74,549
Improving Acquisition	Term Loan	10.33%	3-Month Term SOFR	665	7/26/2027	3/3/2025	37,274	37,274	37,274
Improving Acquisition	Term Loan	10.34%	3-Month Term SOFR	665	7/26/2027	3/3/2025	93,041	93,041	93,041
Improving Acquisition	Term Loan	10.35%	3-Month Term SOFR	665	7/26/2027	3/3/2025	736,465	736,465	736,465
Improving Acquisition	Term Loan	10.36%	3-Month Term SOFR	665	7/26/2027	3/3/2025	165,503	165,503	165,503
IMS Holdings	Term Loan	9.10%	6-Month Term SOFR	550	7/26/2027	3/3/2025	102,088	102,088	102,088
IMS Holdings	Term Loan	9.10%	6-Month Term SOFR	550	7/26/2027	3/3/2025	75,289	75,288	75,288
IMS Holdings	Term Loan	9.13%	6-Month Term SOFR	550	7/26/2027	3/3/2025	54,515	54,515	54,515
IMS Holdings	Term Loan	9.13%	6-Month Term SOFR	550	7/26/2027	3/3/2025	573,994	573,994	573,994
IMS Holdings	Term Loan	9.14%	6-Month Term SOFR	550	7/26/2027	3/3/2025	123,752	123,752	123,752
IMS Holdings	Term Loan	9.17%	6-Month Term SOFR	550	7/26/2027	3/3/2025	159,943	159,943	159,943
IMS Holdings	Term Loan	9.25%	6-Month Term SOFR	550	7/26/2027	3/3/2025	144,849	144,849	144,849
JTM Foods	Revolver	0.50%			3/3/2030	3/3/2025	2,470	—	—	[9,10]
JTM Foods	Revolver	9.05%	3-Month Term SOFR	540	3/3/2030	3/3/2025	9,881	9,896	9,896
JTM Foods	Revolver	9.05%	3-Month Term SOFR	540	3/3/2030	3/3/2025	12,352	12,378	12,378
JTM Foods	Revolver	9.07%	3-Month Term SOFR	540	3/3/2030	3/3/2025	2,470	2,481	2,481	[9]
JTM Foods	Term Loan	9.07%	3-Month Term SOFR	540	3/3/2030	3/3/2025	892,165	893,714	893,714	[9]
JTM Foods	Revolver	11.00%	3-Month Term SOFR	425	3/3/2030	3/3/2025	71,640	71,760	71,760
KNPC HoldCo	Term Loan	9.48%	6-Month Term SOFR	585	10/22/2029	12/4/2024	990,000	984,735	984,735	[9]
Pediatric Home Services	Revolver	0.50%			12/23/2030	12/23/2024	66,667	(15)	(15)[10,11]
Pediatric Home Services	Delayed Draw	1.00%			12/23/2030	12/23/2024	150,000	198	198	[10,11]
Pediatric Home Services	Term Loan	8.60%	6-Month Term SOFR	500	12/23/2030	12/23/2024	1,070,767	1,070,251	1,070,251	[11]
Pediatric Home Services	Revolver	8.68%	3-Month Term SOFR	500	12/23/2030	3/23/2026	16,667	16,667	16,667
Scorpion Buyer, Inc	Delayed Draw	1.00%			9/30/2030	9/30/2025	136,364	1,449	1,449	[10,12]
Scorpion Buyer, Inc	Term Loan	12.41%	3-Month Term SOFR	817	9/30/2030	9/30/2025	1,090,909	1,087,258	1,087,258
Velocity Buyer	Revolver	0.50%			12/23/2030	1/24/2025	250,000	(993)	(993)[9,10]
Velocity Buyer	Term Loan	8.92%	3-Month Term SOFR	525	12/23/2030	1/24/2025	742,500	739,331	739,331	[9]
Total Direct Loans								9,539,986	9,539,986
Total Private Investments								38,273,847	39,165,721

Short-Term Investments — 8.45%
Fidelity Investments Money Market Treasury Portfolio — Class I, 3.49%							3,606,706	3,606,706	3,606,706	[13]
Total Investments — 100.23%								$41,880,553	$42,772,427
Liabilities in excess of other assets — (0.23)%									(98,460)
Net Assets — 100.00%									$42,673,967

LLC — Limited Liability Company

LP — Limited Partnership

^ Reference rates as of March 31, 2026 are as follows: Secured Overnight Financing Rate (SOFR) 3.65%, 3-Month Term SOFR 3.68% and 6-Month Term SOFR 3.86%. Actual reference rates may vary based on the reset date of the security.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)

1    Investments do not issue shares except where listed.

2    Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.

3    Private Investment funds are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $29,625,735, or 69.42% of net assets.

4    Investments valued using net asset value per share as practical expedient unless otherwise indicated. See Note 7 for respective investment strategies, unfunded commitments, and redemptive restrictions.

5    Investment is non-income producing.

6    Fair value was determined using significant unobservable inputs. Investment is a Level 3 asset unless otherwise indicated.

7    Investment is generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended. Total fair value of restricted securities as of March 31, 2026 was $9,539,986 or 22.36% of net assets.

8    Senior secured debt investment unless otherwise noted.

9    Interest Rate on funded balance is subject to a floor of 1.00%.

10    Investment has unfunded position. For private credit investments, unamortized fees are classified as unearned income which reduces cost basis and may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par. The private credit investment may be subject to an undrawn commitment fee. See Note 7 for respective investment strategies, unfunded commitments, and redemptive restrictions.

11    Interest Rate on funded balance is subject to a floor of 0.75%.

12    Interest Rate on funded balance is subject to a floor of 2.50%.

13    The rate is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)

Summary of Investments by Strategy (as a percentage of total net assets)

Security Type/Sector	Fair Value	Percent of Total Net Assets
Private Investments	$39,165,721	91.78%
Short-Term Investments	3,606,706	8.45%
Total Investments	42,772,427	100.23%
Other assets in excess of liabilities	(98,460)	(0.23)%
Net Assets	$42,673,967	100.00%

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2026
Assets
Investments, at fair value (cost $41,880,553)	$42,772,427
Cash	3,102
Due from Adviser (see Note 4)	138,009
Interest receivable	103,999
Dividend receivable	9,807
Distributions receivable from investments	74,526
Deferred offering costs	28,381
Receivable for Investments Sold	12,566
Prepaid expenses	8,250
Total Assets	43,151,067

Liabilities
Audit and tax fees payable	196,560
Legal fees payable	137,698
Pricing service payable	65,349
Trustees’ fees payable	35,000
Accounting and administration fees payable	24,560
Other accrued expenses	7,928
Transfer agent fees payable	6,101
Custody fees payable	3,904
Total Liabilities	477,100

Commitments and contingencies (see Note 7)

Net Assets	$42,673,967

Components of Net Assets:
Paid-in capital	$41,740,376
Total distributable earnings	933,591
Net Assets	$42,673,967

Class I:
Net Assets	$42,673,967
Outstanding Shares	4,157,027
Net Asset Value Per Share	$10.27

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income
Dividend income	$1,791,354
Interest income	889,455
Total Investment Income	2,680,809

Expenses
Investment Management Fees	532,475
Legal fees	341,340
Pricing fees	190,987
Audit and tax fees	180,810
Trustees’ fees and expenses	140,009
Principal Financial and Chief Compliance Officer fees	132,304
Accounting and administration fees	125,803
Amortization of offering costs	117,474
Other expenses	53,277
Custody fees	45,263
Transfer agent fees	35,613
Investment Transaction Cost (see Note 2)	11,840
Tax expense	4,348
Total Expenses	1,911,543
Voluntary waiver of Investment Management Fees (see Note 4)	(532,475)
Contractual expenses reimbursed by adviser (see Note 4)	(1,043,395)
Net Expenses	335,673
Net Investment Income/(Loss)	2,345,136

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	13,314
Net change in unrealized appreciation/(depreciation) on investments	911,890
Net realized and unrealized gain	925,204

Net Increase/(Decrease) in Net Assets from Operations	$3,270,340

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Statement of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Period Ended March 31, 2025*
Change in Net Assets Resulting from Operations
Net investment income/(loss)	$2,345,136	$1,271,071
Total Net realized gain/(loss) on investments	13,314	—
Net change in unrealized appreciation/(depreciation) on investments	911,890	(20,016)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,270,340	1,251,055

Distributions from Distributable Earnings
Class I	(2,969,693)	(643,961)
Total Distributions from Distributable Earnings	(2,969,693)	(643,961)

Change in Net Assets Resulting from Capital Share Transactions
Class I
Proceeds from shares issued	1,819,121	39,400,001
Reinvestment of distributions	547,104	—
Total Class I Transactions	2,366,225	39,400,001
Change in Net Assets Resulting from Capital Share Transactions	2,366,225	39,400,001
Total Increase/(Decrease) in Net Assets	2,666,872	40,007,095

Net Assets
Beginning of period	40,007,095	—
End of period	$42,673,967	$40,007,095

*  The Fund commenced operations on July 29, 2024. See Note 1 in the accompanying note to Consolidated Financial Statements.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash Flows From Operating Activities
Net increase/(decrease) in net assets from operations	$3,270,340
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(16,475,332)
Proceeds from repayments of investments	6,522,790
Net accretion on investments	(4,838)
Net realized gain distributions from investments	(13,314)
Return of capital dividends received	586,238
Net realized gain on paydowns	(151)
Net change in unrealized (appreciation)/depreciation on investments	(911,890)
Net change in short-term investments	6,512,391
(Increase)/Decrease in Assets
Receivable for Investments Sold	(12,566)
Interest receivable	(43,285)
Dividend receivable	41,590
Due from Adviser	927,640
Prepaid offering costs amortization	117,474
Prepaid expenses	(8,040)
Distributions receivable from investments	13,268
Increase/(Decrease) in Liabilities
Transfer agent fees payable	2,379
Custody fees payable	(417)
Accounting and administration fees payable	9
Other accrued expenses	(1,550)
Legal fees payable	51,198
Audit and tax fees payable	34,560
Pricing service payable	44,574
Net Cash Provided by (Used in) Operating Activities	653,068

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	1,819,121
Distributions paid to shareholders, net of reinvestments	(2,422,589)
Payments made for offering costs	(46,727)
Net Cash Provided by (Used in) Financing Activities	(650,195)
Net Increase/(Decrease) in Cash and Cash Equivalents	2,873

Cash
Beginning of year	229
End of year	$3,102

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities from reinvestment of distributions	547,104
Cash paid during the period for investment transaction cost	11,840
Cash paid for excise tax expense	4,348

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Consolidated Financial Highlights Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2026	For the Period Ended March 31, 2025*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.19	$10.00
Activity from investment operations:
Net investment income/(loss)[1]	0.56	0.42
Net realized and unrealized gain/(loss)	0.24	—
Total from investment operations	0.80	0.42
Less distributions:
From net investment income	(0.72)	(0.23)
From net realized gains	— [2]	—
Total distributions	(0.72)	(0.23)
Net Asset Value per share, end of period	$10.27	$10.19
Net Assets, end of period (in thousands)	$42,674	$40,007

Ratios to average shareholders’ equity:[3]
Net investment income/(loss)	5.51%	6.22%[4]
Gross expenses	4.50%	7.34%[5]
Adviser expense reimbursement	(3.71)%[6]	(6.59)%[5,6]
Net expenses	0.79%[6,7]	0.75%[5,6]

Total return[8,9]	8.03%	4.24%[10]

Portfolio turnover rate[11]	21%	—%[10]

*  Class I commenced operations on July 29, 2024. See Note 1 in the accompanying note to Consolidated Financial Statements.

1   Per share data calculated using average shares outstanding during the period.

2   Amount represents less than $0.01 per share.

3   Ratios do not reflect the proportionate share of income and expenses of the underlying Investment Funds in which the Fund invests.

4   Net investment income/(loss) ratio has been annualized for periods of less than twelve months, except for organizational costs, which are one time expenses.

5   Expense ratios have been annualized for periods of less than twelve months, except for organizational costs.

6   Includes an annualized 1.25% voluntary waiver of Investment Management Fees.

7   If Investment Transaction Costs and tax expense had been excluded, the expense ratios would have been lowered by 0.04% for the period.

8   Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assume distributions, if any, were reinvested. Total return shown excludes the effect of applicable sales charges.

9   Total return would have been lower had certain expenses not been waived and assumed by the Adviser.

10  Not annualized.

11  Represents lesser of purchases or sales of investments for the period divided by the average monthly fair value of investments during the period.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026

1. Organization

Privacore PCAAM Alternative Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 29, 2024 (“Commencement of Operations”). The Fund intends to qualify and elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s Board of Trustees (the ”Board” and members thereof, the “Trustees”) provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. Privacore Capital Advisors, LLC (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a wholly owned business of Privacore Capital LLC, serves as the Fund’s investment adviser pursuant to an investment management agreement (the “Investment Management Agreement”) between the Fund and the Adviser. The Adviser is responsible for the management of the Fund and supervises the activities of the Fund’s investment sub-adviser. Partners Capital Investment Group, LLP (the “Sub-Adviser” and together with the Adviser, the “Advisers”), also an investment adviser registered under the Advisers Act, serves as the Fund’s investment sub-adviser and is responsible for the daily investment and portfolio management activities for the Fund.

The Fund currently offers three separate share classes designated as Class S Shares, Class D Shares, and Class I Shares (together, “Shares”). Class D and Class S Shares are not currently available for purchase. The Fund received exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer more than one class of Shares. Shares are offered only to investors that certify that they are “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended. While the Fund presently offers three classes of Shares, it may offer other classes of Shares in the future.

The Fund’s primary investment objectives are to seek to achieve high current income and modest capital appreciation. The Fund’s secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing primarily in lending directly or indirectly to performing businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as a sale and leaseback of real estate or equipment. As of March 31, 2026, the Fund is still deploying capital to achieve its investment objective. In receivables factoring, companies sell their accounts receivable (unpaid invoices) at a discount to a third-party manager (a “Factor”) for cash. The Factor may create a fund of such transactions in which investors may participate. The Factor assumes responsibility for collecting payment from the customers, seeking to generate a payment greater than the negotiated purchase price and a return for investors.

Under normal market conditions, the Fund will have at least 80% of its assets (plus any borrowings for investment purposes) invested in lending investments or loans that are expected to generate income (“Lending Investments”) (the “80% Policy”). For the purpose of the 80% Policy, Lending Investments are investments that the Sub-Adviser believes are likely to generate an interest payment, pay dividends or have other forms of distributions that generally accrue value over time, or securities that provide the Fund with exposure to such investments.

The Fund’s Lending Investments may include, but are not limited to corporate loans, real estate loans, loans backed by other hard assets or receivables, securitizations, preferred securities, and royalties. Investments may be made directly, or indirectly through a range of investment vehicles that the Sub-Adviser believes will ultimately achieve the investment objectives of the Fund, including but not limited to general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Portfolio Funds”). The Fund may invest in Portfolio Funds that are registered under the Investment Company Act, including mutual funds, exchange-traded funds (“ETFs”), registered closed-end funds and business development companies (“BDCs”), as well as private fund that are not registered under the Investment Company Act. Further, the Fund may invest in private equity, investments made in private or public companies through privately negotiated transactions, which may be structured using common equity, preferred equity, subordinated debt, warrants, or other instruments. The Fund’s investments may also include secondary purchases of interests in private funds, which are investments in existing private funds through the acquisition of an existing interest in a private fund by one investor from another in a negotiated transaction. The Sub-Adviser will allocate dynamically and diversify across investment vehicle type, collateral, geography, and other relevant factors based on the Sub-Adviser’s assessment of the market environment and relative attractiveness of various credit opportunities.

An affiliate of the Adviser, Janus Henderson Investor US LLC, holds 67.36% of the outstanding shares of the Fund. See Note 4 Related Party Transactions — Control Ownership for more information.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Summary of Significant Accounting Policies

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the Consolidated Financial Statements.

Basis of Consolidation

As of March 31, 2026, the Fund had one wholly-owned subsidiary, Privacore Income Blocker, LLC (the “Subsidiary”), formed as a Delaware limited liability company on May 23, 2024. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of March 31, 2026, the Subsidiary held no securities and had net assets of $0 which accounted for 0.0% of the Fund’s consolidated net assets.

Use of Estimates

The preparation of Consolidated Financial Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The Fund calculates its net asset value as of the close of business on each Business Day (which is any day that the New York Stock Exchange is open for business) and at such other times as the Board shall determine, including in connection with repurchases of Shares, in accordance with the procedures described above or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Valuation of Investments

The valuation of the Fund’s investments is performed as of each Determination Date in accordance with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). The Board has approved the Adviser’s valuation procedures for the Fund (“Valuation Policy”) and has approved the delegation of the day-to-day valuation and pricing responsibility for the Fund to the Adviser (in this capacity, the “Valuation Designee”), subject to the oversight of the Board. The Valuation Policy provides that the Fund will value its Fund investments at fair value.

The Valuation Designee utilizes the resources and personnel of the Sub-Adviser, in carrying out its responsibilities. The Sub-Adviser assists the Valuation Designee in determining the fair value of Fund investments and provides regular reports to the Valuation Designee. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

For securities or investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Valuation Designee does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

For investments that are not publicly traded or for which market quotations are not readily available, the fair value is determined in good faith pursuant to Rule 2a-5 under the Investment Company Act and ASC 820. The Valuation Policy governs the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of the Fund’s investments. Fair value calculations will involve significant professional judgement by the Valuation Designee in the application of both observable and unobservable inputs.

If a quoted market price is not available or not deemed to be indicative of fair value, the Valuation Designee in consultation with the Sub-Adviser and support of a third-party pricing vendor may elect to obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. Broker quotes are typically received from established market participants. Although independently received, the Valuation Designee does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

If the quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such investments using a variety of valuation techniques. For debt investments, the Valuation Designee, in consultation with the Sub-Adviser and support of a third-party vendor generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Fund considers the current contractual interest rate, the expected life and other terms of the investment relative to risk of the company and the specific investment.

In determining the estimated fair value of performing private credit or debt-like securities for which there is no actively traded market, the estimate of fair value will consider such factors as the current market environment relative to that of the investment held, the tenor of maturity date of the investment, the operating performance of the issuer, the concern for maintaining any covenant levels embedded in the instrument, the ability of the issuer to call the security (and the associated redemption price), market interest rate spreads and the general overall credit quality of the security over the life of the investment.

Defaulted private credit investments are valued using several methods including the following: discounting the expected cash flows of the investment; valuing the net assets of the company; reviewing comparable precedent transactions involving similar companies; and using a performance multiple or market-based approach. For defaulted private credit investments, in determining the discounted cash flow valuation, the Valuation Designee in consultation with the Sub-Adviser and support of a third-party pricing vendor relies on the analysis performed by the Sub-Adviser with the support of the third-party pricing vendor expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Generally, an increase in market yields or discount rates or a decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Fund’s investments. As of March 31, 2026, none of the Fund’s investments in the Consolidated Financial Statements have defaulted or are on non-accrual status.

Ordinarily, the fair value of the Fund’s investment in a private investment fund is based on the latest net asset value of the investment reported by its Portfolio Fund Manager. The Sub-Adviser initially and periodically reviews each Portfolio Fund Manager’s valuation methods, techniques, inputs and assumptions, to ensure that appropriate fair value methodologies are consistently applied to Fund investments and that such methodologies are consistent with ASC 820. The Valuation Designee initially reviewed and periodically reviews the Sub-Adviser’s valuation methods, techniques, inputs and assumptions used in the pricing of Fund holdings and in the reports to the Valuation Designee. The Valuation Designee utilizes the services of a third-party vendor in monitoring and validating the pricing of Fund investments. If the Valuation Designee, in consultation with the Sub-Adviser, determines that the most recent net asset value reported for a private investment fund by the Portfolio Fund Manager does not represent fair value or if the Portfolio Fund Manager fails to report a net asset value to the Fund, a fair value determination will be made by the Valuation Designee in accordance with the Valuation Policy. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such investment at the net asset value last reported by its Portfolio

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Fund Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and incentive fees (carried interest) payable pursuant to the respective organizational documents of the private investment fund.

Short-term investments are highly liquid instruments with low risk of loss and recorded at net asset value per share, which approximates fair value.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the securities existed, and the differences could be material. Investment transactions are recorded as of the trade date for financial reporting purposes.

Revenue Recognition

Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income, if any, is recorded on the ex-dividend date.

Interest income is recognized on an accrual basis. Interest income on debt instruments is accrued and recognized for those issuers who are currently paying in full or expected to pay in full. For those issuers who are in default or are expected to default, interest is not accrued and is only recognized when received or applied to principal depending upon the Adviser’s judgment. Loan origination fees, original issue discounts and market discounts or premiums are capitalized as part of the underlying cost of the investments and accreted or amortized over the life of the investment as interest income using the effective interest method.

Loans are generally placed on non-accrual status when a payment default occurs or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments. The Fund will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. The Fund may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written-off when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Accrued interest is written off in the period where the Fund determines the collection is not probable. As of March 31, 2026, no loans were on non-accrual status.

The Fund may earn various fees during the life of the loans. Such fees include, but are not limited to, administration and amendment fees, some of which are paid to the Fund on an ongoing basis. These fees, if any, are recognized as earned as a component of fee income on the Consolidated Statement of Operations. No such fee income was recorded for the year ended March 31, 2026.

Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, unamortized syndication fees, unamortized commitment fees and unamortized discounts are recorded as interest income. The Fund has not received any prepayments that would result in the foregoing fees for the year ended March 31, 2026.

The Fund may have investments that contain payment-in-kind (“PIK”) provisions. PIK income, computed at the contractual rate specified in the investment agreement, is added to the principal balance of the investment and collected upon repayment of the outstanding principal, and recorded as interest income on the Consolidated Statement of Operations. The Fund prospectively ceases recognition of PIK income and the associated principal balance if such amounts and balances are deemed to be doubtful of collection. For investments with PIK income, the Fund calculates income accruals based on the principal balance including any PIK. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed through interest income. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s credit facilities. The aforementioned costs are amortized using the effective interest method over each instrument’s term. Unamortized debt issuance costs are presented net against the outstanding lines of credit balance on the Consolidated Statements of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments. Such fluctuations are included within the net realized gain distributions from investments and the net change in unrealized appreciation/(depreciation) on investments in the Consolidated Statement of Operations. As of March 31, 2026, the Fund held no investments denominated in foreign currencies.

Realized Gains, Dividend, and Interest Income on Fund Investments

Distributions received from private investment funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the investment manager of the private investment fund. Dividend income and interest income are recorded on a trade date and accrual basis, respectively.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of Portfolio Funds and other investments in which the Fund invests, including the underlying fees of the private investment funds (“Acquired Fund Fees”), management fees, incentive fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of private investment funds are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund intends to elect to be treated, and intends to qualify annually, as a “RIC” under Subchapter M of the Code by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the 2024-2025 tax years are subject to examination by the major tax jurisdictions under the statute of limitations. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

in the Consolidated Financial Statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

Offering Costs

Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Confidential Private Placement Memorandum, Statement of Additional Information (“SAI”) and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are treated as deferred charges and amortized over a 12-month period using the straight-line method. For the period presented, offering costs of $145,855 were incurred, of which $28,381 remained unamortized as of the end of the reporting period.

Cash and Cash Equivalents

In order to maintain liquidity, the Fund holds cash, including amounts held in foreign currencies and in short-term interest-bearing deposit accounts with UMB Bank, n.a. (the “Custodian”). At times, those amounts may exceed any applicable federally insured limits. The Fund has not experienced any losses in such accounts and does not believe that it is exposed to any significant credit risk on such accounts. Cash equivalents represent short-term investments in high quality money market instruments and money market mutual funds and are recorded at net asset value per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, with a low risk of loss and which generally have remaining maturities of one year or less. Such short-term investments may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. Cash equivalents held by the Fund are disclosed under short-term investments on the Consolidated Schedule of Investments.

The Fund earned $1,791,354 of dividend income during the year ended March 31, 2026 pertaining to such investments of which $9,807 is dividend receivable at March 31, 2026.

Shareholder Distributions

Distributions to shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board each quarter and is generally based upon estimated earnings and considers the level of undistributed taxable income carried forward from the prior year, if any, for distribution in the current year.

Investment Transaction Costs

Investment transaction costs include equalization expense paid from private investment vehicles, which are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred. The amount of equalization interest is calculated by the private investment fund and provided to the Adviser. The Fund’s Investment Transaction Costs for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations. Investment transaction costs may also include expenses associated with failed security deals.

Recently Adopted Regulatory Matters

The FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09) in December 2023. The new guidance enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management has determined the Fund did not pay a significant amount of income taxes for the year ended March 31, 2026.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
2. Summary of Significant Accounting Policies (continued)

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President acts as the Fund’s CODM. The CODM is a function, not a title, that can be a shared function. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Consolidated Financial Statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than unadjusted quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined using models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities. In accordance with ASC 820, portfolio investments fair valued using net asset value (“NAV”) or adjusted NAV (or its equivalent), adjusted for cash flows, as a Practical Expedient are not included in the fair value hierarchy. As such, investments in private investment funds with a fair value of $29,625,735 are excluded from the fair value hierarchy as of March 31, 2026.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
3. Fair Value Measurements (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s investments classified by fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at Practical Expedient*	Total
Non-Listed Business Development Companies	$—	$—	$—	$8,805,819	$8,805,819
Investment Partnerships (Special Purpose Vehicle)	—	—	—	7,851,367	7,851,367
Limited Company	—	—	—	4,031,719	4,031,719
Limited Partnership Interest	—	—	—	8,936,830	8,936,830
Direct Loans	—	—	9,539,986	—	9,539,986
Short Term Investments	3,606,706	—	—	—	3,606,706
Total Investments	$3,606,706	$—	$9,539,986	$29,625,735	$42,772,427

*  Certain investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a Practical Expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

The following table presents a summary of changes in fair value of Level 3 assets by investment type from April 1, 2025 to March 31, 2026:

Balance as of April 1, 2025	$8,461,319
Transfers into Level 3	—
Purchases	2,586,736
Proceeds from Payments of reinvestments	(1,508,997)
Net Realized Gain/(loss)	155
Net Change in Appreciation/(Depreciation)	773
Transfers out of Level 3	—
Balance as of March 31, 2026	$9,539,986

Net Change in Unrealized Appreciation/(Depreciation) on investments held at the end of the reporting period	$773

The following table presents quantitative information about the significant unobservable inputs of the Fund’s Level 3 financial instruments. The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment Type	Fair Value as of March 31, 2026	Valuation Technique(s)	Unobservable Input(1)	Single Input or Range of Inputs	Weighted Average of Input(2)	Impact to Valuation from an Increase in Input(3)
Direct Loans	$9,539,986	Recent Transactions	Transaction Price	$97.75 - 100.25	$99.68	Increase

*    Individual portfolio funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most portfolio funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(1)    The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
3. Fair Value Measurements (continued)

(2)    Weighted average by the relative fair value of the investments in that asset class.

(3)    This column represents the directional change in the fair value of the Level III investments that would result from an increase to the corresponding unobservable input.

The following table represents investment categories, unfunded commitments and redemptive restrictions of Private Investment Funds held by the Fund including investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2026.

Investment	Investment Strategy	Fair Value	Unfunded commitment (as of 3/31/2026)	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Ares Strategic Income Fund – Class I	Private Debt	$2,946,170	$—	Quarterly (Tender Offer Schedule)	20 days	1 Year Soft Lockup with a 2% fee
ASPF Anchor Co-Invest Aggregator, L.P.*	Private Debt	742,355	757,645	N/A	N/A	N/A
ASPF Beagle Co-Investment (Non-US), L.P.*	Private Debt	971,867	142,863	N/A	N/A	N/A
CRC Capital Relief Fund VI*	Private Debt	1,895,653	—	N/A	N/A	N/A
FP Acoustic Co-Invest L.P.*	Private Debt	2,500,334	—	N/A	N/A	N/A
FP Credit Partners III Aggregator, LP*	Private Debt	94,790	2,895,000	N/A	N/A	N/A
H.I.G WhiteHorse*	Private Debt	510,820	1,529,551	N/A	N/A	N/A
HP GPFS Stanley*	Private Debt	994,677	55,010	N/A	N/A	N/A
MSD Investment Corp.*	Private Debt	2,765,784	—	N/A	N/A	N/A
Octagon CLO*	Private Debt	4,031,719	—	15th of Month and Last Calendar Day of Month	15 days	N/A
PSC Credit III (A), SCSp*	Private Debt	3,086,156	—	N/A	N/A	N/A
TPG Twin Brook DLI Continuation Fund I, L.P.*	Private Debt	2,642,134	210,000	N/A	N/A	N/A
Vista Credit Strategic Lending Corp.	Private Debt	3,093,865	—	Quarterly	30 business days	1 Year Soft Lockup with a 2% fee
Waterfall AB Fund*	Private Debt	3,349,411	1,023,403	N/A	N/A	N/A
Total		$29,625,735	$6,613,472

*  Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager, or adviser.

4. Related Party Transactions

Investment Management Agreement and Sub-Advisory Agreement

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Investment Management Fee”) equal to 1.25% on an annualized basis of the Fund’s daily net assets. The Investment Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 55% of the net Investment Management Fee. For the year ended March 31, 2026, the Adviser earned $532,475 in Investment Management Fees of which $0 was payable as of March 31, 2026. The Adviser has elected to voluntarily waive the Investment Management Fee from inception through December 31, 2026.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
4. Related Party Transactions (continued)

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses excluding Specified Expenses (as defined below) do not exceed, on an annualized basis, 1.60%, 1.00% and 0.75% of the net assets of Class S Shares, Class D Shares and Class I Shares, respectively, in the relevant period (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the Expense Limit in effect at the time of the Waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect until January 21, 2027, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Board. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

“Specified Expenses” that are not covered by the Expense Limitation Agreement include: (i) the Investment Management Fee; (ii) all fees and expenses of Fund investments in which the Fund invests (including the underlying fees of the Portfolio Funds (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) taxes; and (vii) extraordinary expenses. Specified Expenses totaled $16,188 for the year ended March 31, 2026.

For the year ended March 31, 2026, the total amount of waived Advisory fees and absorbed other expenses was $1,575,870. The Adviser has voluntarily agreed to waive the Investment Management Fee of $532,475 and not to seek recoupment. As of March 31, 2026, the amount of these potentially recoverable expenses, no later than March 31 of the years, are stated below:

2028	$1,168,071
2029	1,043,395
Total	$2,211,466

As of March 31, 2026, the Due from Adviser balance was $138,009.

Control Ownership

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act. As of March 31, 2026, Janus Henderson Investor US LLC holds 67.36% of the outstanding Shares of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund.

5. Other Agreements

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent, and administrator pursuant to an administration agreement and a fund accounting agreement. UMB Bank n.a., an affiliate of UMBFS, serves as the Fund’s custodian pursuant to a custody agreement. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency, and custody services for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations.

PINE Advisors LLC provides Principal Financial Officer (“PFO”) and Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for PFO and CCO services for the year ended March 31, 2026, are reported as Principal Financial and Chief Compliance Officer fees on the Consolidated Statement of Operations.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
6. Distribution and Shareholder Servicing Plan

Janus Henderson Distributors US LLC, (the “Placement Agent”), and affiliate of the Adviser, is the placement agent and principal underwriter of the Fund’s Shares. Pursuant to the Placement Agency Agreement, the Placement Agent acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund.

The Fund has received exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class S Shares and Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.85% on an annualized basis of the aggregate net assets of the Fund attributable to Class S Shares and up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares (the “Distribution and Servicing Fee”) to the Fund’s Placement Agent or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decrease the net profits or increase the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee.

7. Commitments and Contingencies

ASC 460-10, Guarantees — Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote. The Fund’s investment portfolio may contain debt investments that are in the form of revolving lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. Unfunded portfolio company commitments and funded debt investments are presented on the Consolidated Schedule of Investments at fair value. Unrealized appreciation/(depreciation), if any, is included in the Consolidated Statement of Assets and Liabilities and the change in unrealized appreciation/(depreciation), if any, is included in net change in unrealized appreciation/(depreciation) on investments in the Consolidated Statement of Operations.

There are $8,104,335 of investment commitments that could be called within 1 to 4 years. The investment manager plans on funding these commitments through the use of its Short-Term Investments.

As of March 31, 2026, the Fund had the following outstanding commitments to investments:

Investment	Investment Type	Investment Stategy	Fair Value	Unfunded commitment (as of 3/31/2026)
ACP Oak Buyer, Inc.*	Revolver	Direct Loan	$(436)	$126,761
Bronco Buyer, LLC*	Incremental Delayed Draw Term Loan	Direct Loan	(16,294)	758,601
JTM Foods*	Delayed Draw	Direct Loan	—	2,470
Pediatric Home Services*	Revolver	Direct Loan	198	150,000
Pediatric Home Services*	Revolver	Direct Loan	(15)	66,667
Scorpion Buyer, Inc*	Delayed Draw	Direct Loan	1,449	136,364
Velocity Buyer*	Revolver	Direct Loan	(993)	250,000
Investments valued at NAV as practical expedient**			29,625,735	6,613,472
Total			$29,609,644	$8,104,335

*    Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager, or adviser.

**  See Note 3 for investments valued at NAV as a practical expedient.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
7. Commitments and Contingencies (continued)

Contingencies

Under the Fund’s Agreement and Declaration of Trust, the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

8. Capital Share Transactions

The Fund’s Shares will generally be offered on each business day. The minimum initial investment in the Fund by any investor in Class I Shares is $1,000,000, the minimum initial investment for Class D Shares and Class S Shares is $25,000. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amounts for investments by current or retired officers and Trustees of the Fund and other funds managed by the Adviser, as well as their family members; current or retired officers, directors and employees of the Adviser and certain participating affiliated companies of the Adviser; the immediate family members of any such officer, Trustee or employee (including parents, spouses, children, fathers/mothers-in-law, daughters/sons-in-law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimum initial investment amounts may be reduced in the discretion of the Adviser based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time. The Fund, in the sole discretion of the Adviser, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

Class S Shares and Class D Shares in the Fund will be offered at their current net asset value less a maximum sales charge or placement fee of 3.50% and 1.50% of the subscription amount, respectively. The Fund may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder.

The Fund provides a limited degree of liquidity to the Shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% nor more than 25% of the Fund’s Shares outstanding. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.

The following table summarizes the Capital Share transactions for the year ended March 31, 2026, and the period ending March 31, 2025:
	For the Year Ended March 31, 2026		For the Period Ended March 31, 2025*
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	178,313	$1,819,121	3,925,467	$39,400,001
Reinvestment of distributions	53,247	547,104	0	0
Net increase	231,560	$2,366,225	3,925,467	$39,400,001

*  Commencement of operations on July 29, 2024.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
9. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan (the “Plan”) established by the Fund, each “Shareholder” will automatically be a participant, subject to the ability to “opt-out” of the Plan. A Shareholder wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Shareholder holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. However, a Shareholder must request to change its election no less than 60 days prior to the record date of the distribution for the change to be effective for such distribution. If the request is made within 60 days prior to the record date of the distribution, the change will not be effective for such distribution but will be effective as to subsequent distributions.

10. Investment Transactions

Total purchases of investments, excluding Short-Term Investments, for the year ended March 31, 2026 amounted to $16,475,332. Total distribution proceeds from sale, redemption, or other disposition of investments, excluding Short-Term Investments, for the year ended March 31, 2026 amounted to $6,522,790.

11. Tax Information

Federal Income Taxes

At March 31, 2026, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of Investments	$42,062,669

Gross Unrealized Appreciation	$1,189,101
Gross Unrealized Depreciation	(479,343)
Net Unrealized Appreciation/(Depreciation)	$709,758

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended September 30, 2025 permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Increase	(Decrease)
Paid-in Capital	Total Distributable Earnings
$(4,369)	$4,369

For the tax year ended September 30,2025, permanent book and tax differences resulted from the treatment of non-deductible expenses that were reclassified among the components of the Funds’ net assets.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
11. Tax Information (continued)

As of the tax year ended September 30, 2025, the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$713,800
Undistributed Long-term Gains	—

Tax Accumulated Earnings	—
Accumulated Capital and Other Losses	—
Unrealized Appreciation on Investments	69,057
Total Accumulated Earnings/(Deficit)	$782,857

The tax character of distributions paid during the tax years ended September 30, 2025 and September 30, 2024 are as follows:

	2025	2024
Distribution paid from:
Ordinary Income	$1,958,055	$—
Net long-term capital gains	10,909	—
Tax return of capital	—	—
Total distributions paid	$1,968,964	$—

12. Risk Factors

An investment in the Fund involves material risks, including performance risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing, including the risks discussed in greater detail below. An investment in the Fund should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Business Development Companies

The Fund may invest in private BDCs and publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the Investment Company Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, information technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and that the BDC complies with the applicable requirements of Subchapter M for RIC taxation.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

To comply with the Investment Company Act, the Adviser and/or the Sub-Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.

Other Investment Company Risk

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), BDCs, closed-end funds, ETFs and other investment companies. The Fund’s ability to achieve its investment objectives depends largely on the performance of the investment companies selected. Each investment company has its own investment risks, and those risks can affect the value of the investment companies’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any investment company will be achieved. An investment company may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such investment companies at a time that is unfavorable to the Fund. In addition, one investment company may buy the same securities that another investment company sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in a private Portfolio Funds when desired.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

Special Risks Pertaining to Investments in Portfolio Funds

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Lack of Control Over Private Portfolio Funds and Other Similar Investments

Once the Fund has invested in a private Portfolio Fund or other similar investment vehicle, the Sub-Adviser generally will have no control over the investment decisions made by such Portfolio Fund. The Sub-Adviser may be constrained by the withdrawal limitations imposed by private Portfolio Funds, which may restrict the Fund’s ability to terminate investments in private Portfolio Funds that are performing poorly or have otherwise had adverse changes. The Sub-Adviser will be dependent on information provided by the private Portfolio Funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Sub-Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives and/or the Fund’s ability to calculate its NAV accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any Portfolio Fund and will not have the ability to exercise any rights attributable to an investor in any such Portfolio Fund related to its investment.

Portfolio Funds Not Registered

The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, private Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are Generally Non-diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements, and this may negatively impact the net asset value of the Fund.

Portfolio Funds’ Securities are Generally Illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

Portfolio Fund Operations Not Transparent

The Advisers do not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisers and that involve risks that are not anticipated by the Advisers. Some Portfolio Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Advisers with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s Interests in Private Portfolio Funds

The valuation of the Fund’s investments in private Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds, which valuations are generally not audited. A majority of the securities in which the private Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology, or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Sub-Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Valuation Designee may determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Risks Specific to Secondary Investment Funds

General Risks of Secondary Investment Funds

Fund Investments may include secondary purchases of interests in Portfolio Funds (“Secondary Investment Funds”). The overall performance of the Fund’s Secondary Investment Funds will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investment Funds may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Sub-Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investment Funds

Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investment Funds Involving Syndicates

The Fund may acquire Secondary Investment Funds as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

Debt Securities

One of the fundamental risks associated with debt and debt-related securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if issuers of debt securities in which Portfolio Funds or the Fund invest become unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

General Economic and Market Conditions

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, threatened or actual imposition of tariffs, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Interest rates in the United States and many other countries have risen in recent periods and may rise in the future. Additionally, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund (or a Portfolio Fund) will not be able to manage this risk effectively.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares

The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Shares are considerably less liquid than Shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies.

It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase.

The Fund is structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Privacore PCAAM Alternative Income Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)
12. Risk Factors (continued)

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Illiquid Portfolio Investments

The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Sub-Adviser desires to do so or to realize what the Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Investors acquiring direct loans hoping to recoup their entire principal must generally hold their loans through maturity. Direct loans may not be registered under the Securities Act and are not listed on any securities exchange. Accordingly, those loan investments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for an exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop for direct loans and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its direct loans until maturity. The Fund may not be able to sell any of its direct loans even under circumstances when the Sub-Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its direct loans may be adversely affected. Moreover, certain direct loans may be subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

13. Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

On May 22, 2026, the Fund commenced a repurchase offer with a valuation date of June 22, 2026.

There were no other events or transactions that occurred subsequent to March 31, 2026 through the date of issuance of the Fund’s financial statements that materially impacted the amounts or disclosures in the Consolidated Financial Statements or the accompanying notes.

Privacore PCAAM Alternative Income Fund
Report of Independent Registered Public Accounting Firm March 31, 2026

To the Board of Trustees and Shareholders of Privacore PCAAM Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Privacore PCAAM Alternative Income Fund and its subsidiary (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended March 31, 2026 and for the period July 29, 2024 (commencement of operations) through March 31, 2025, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended March 31, 2026 and for the period July 29, 2024 (commencement of operations) through March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and investee companies; when replies were not received from investee companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
May 29, 2026

We have served as the auditor of one or more investment companies in Privacore Capital Advisors, LLC since 2024.

Privacore PCAAM Alternative Income Fund
Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-685-3093.

Board Considerations

Approval of Advisory Agreements in Connection with Change of Control of Privacore Capital, LLC

Privacore Capital Advisors, LLC (“Privacore” or the “Adviser”), adviser to the Privacore PCAAM Alternative Income Fund (the “Fund”), is a wholly owned subsidiary of Privacore Capital, LLC (“Privacore Capital”). Privacore Capital is a joint venture, 51% of which is currently owned by William Cashel and Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc. Mr. Cashel entered into a transaction to transfer his controlling block of interests in Privacore Capital to Mr. Boyle, which resulted in a technical change of control of Privacore Capital (the “Privacore Capital Transaction”). Accordingly, pursuant to the Investment Company Act of 1940, as amended, the Fund’s existing investment management agreement and existing sub-advisory agreement (the “Existing Advisory Agreements”) terminated upon the close of the Privacore Capital Transaction.

At the meeting of Board of Trustees of the Fund (the “Board”) held on December 18, 2025 (the “December Meeting”), the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), voting separately, considered and unanimously approved the new investment management agreement (the “New Investment Management Agreement”) between the Fund and the Adviser, and the new investment sub-advisory agreement among the Fund, the Adviser, and Partners Capital Investment Group, LLP (the “Sub-Adviser”) (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”).

In advance of the December Meeting, the Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Adviser related to the Board’s consideration of the New Advisory Agreements, and received and reviewed written responses from the Adviser and Sub-Adviser, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft New Advisory Agreements, as well as the Adviser’s and Sub-Adviser’s responses to the Board’s written requests, which included, among other things, information regarding the Adviser and Sub-Adviser’s management and operations including any material changes to those capabilities under the New Advisory Agreements. At the December Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the Agreements. The Boards also received and reviewed a memorandum from the counsel to the Independent Trustees (“Independent Trustee Counsel”) regarding the Trustees’ duties in considering the approval of the New Advisory Agreements, which Independent Trustee Counsel reviewed separately with the Independent Trustees in executive session outside the presence of management.

After having determined that the information provided was sufficiently responsive to their requests to permit consideration of the Agreements, the Board, including by separate vote the Independent Trustees, approved the New Investment Management Agreement between the Fund and the Adviser, and the New Sub-Advisory Agreement by and among the Fund, the Adviser, and the Sub-Adviser. Below is a summary of the factors that the Board considered in approving the New Advisory Agreements; however, the Board did not consider any single factor as controlling in determining whether or not to approve the New Advisory Agreements, members of the Board may have placed different weight on different factors, and the items described herein are not all-encompassing of the matters considered by the Board.

Privacore PCAAM Alternative Income Fund
Other Information March 31, 2026 (Unaudited) (Continued)

Investment Performance, Fees and Expenses

The Board considered that, in approving the Fund’s Existing Advisory Agreements, the Board previously had considered the Adviser’s and Sub-Adviser’s personnel, history and experience investing in asset classes similar to those in which the Fund invests, ability to support the growth of the Fund, capabilities and financial strength. The Board noted that Mr. Cashel’s departure and sale of his interests in Privacore Capital did not cause any material change in those abilities.

The Board also considered that, in approving the Fund’s Existing Advisory Agreements, the Board had compared the fees to be paid by the Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by the Fund under the New Advisory Agreements were identical to those paid by the Fund under the Existing Advisory Agreements.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board considered that the terms of the New Advisory Agreements were materially the same as those of the Existing Advisory Agreements, including that the Adviser and Sub-Adviser would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to the Fund, and perform other related functions in connection with managing the Fund’s operations. The Board noted that it previously considered information pertaining to the Sub-Adviser’s experience in managing strategies similar to those of the Fund, and that it previously reviewed the experience of certain personnel of the Adviser who perform work on behalf of the Fund. The Board noted the Adviser’s assertion that, under the New Investment Management Agreement, there would not be any material changes to the suite of services provided by the Adviser to the Fund, including that the personnel of the Adviser who perform work on behalf of the Fund would remain unchanged. The Board also considered the Adviser’s attestation that the sale by Mr. Cashel of his interests in Privacore Capital would not implicate the nature, level or quality of services provided by the Adviser or Sub-Adviser and would not otherwise implicate the control and management of the Sub-Adviser.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Adviser and Sub-Adviser were capable of providing quality services to the Fund under the New Advisory Agreements.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Adviser and Sub-Adviser under the New Advisory Agreements, the Board noted that it previously reviewed the Adviser’s and Sub-Adviser’s estimates of profitability and financial condition in connection with the Existing Advisory Agreements. The Board also considered the Adviser’s representation that the change in control as a result of Mr. Cashel’s departure would not cause any material change to those estimates or the Adviser’s financial condition.

The Board considered the fees to be paid to the Sub-Adviser under the New Sub-Advisory Agreement, noting that they were the same fees paid under the Existing Sub-Advisory Agreement, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Adviser’s other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the New Advisory Agreements were within a reasonable range of anticipated profitability to the Adviser and Sub-Adviser and the financial conditions of the Adviser and Sub-Adviser were adequate.

Approval of Advisory Agreements in Connection with Change of Control of Janus Henderson Group plc

The Adviser is a wholly owned subsidiary of Privacore Capital. Privacore Capital is a joint venture, 51% of which is currently owned by Brendan Boyle, and 49% of which is indirectly owned by Janus Henderson Group plc (“JHG”). On December 21, 2025, JHG entered into an Agreement and Plan of Merger pursuant to which JHG will be acquired by funds associated with Trian Fund Management, L.P. and funds associated with General Catalyst Group Management, LLC,

Privacore PCAAM Alternative Income Fund
Other Information March 31, 2026 (Unaudited) (Continued)

which will result in a change of control of JHG (the “JHG Transaction”). Accordingly, pursuant to the 1940 Act, the Fund’s existing investment management agreement and existing sub-advisory agreement (the “Existing Advisory Agreements”) will automatically terminate upon the close of the JHG Transaction.

At the meeting of the Board held on March 18, 2026 (the “March Meeting”), the Board, including a majority of the Independent Trustees, voting separately, considered and unanimously approved the new investment management agreement (the “New Investment Management Agreement”) between the Fund and the Adviser, and the new investment sub-advisory agreements among the Fund, the Adviser, and Partners Capital Investment Group, LLP (the “Sub-Adviser”) (the “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”).

In advance of the March Meeting, the Board (including the Independent Trustees) requested (in writing) detailed information from the Adviser and Sub-Adviser related to the Board’s consideration of the New Advisory Agreements, and received and reviewed written responses from the Adviser and Sub-Adviser, as well as supporting materials relating to that request for information (the “15(c) Materials”). The 15(c) Materials included a copy of the draft New Advisory Agreements, as well as the Adviser’s and Sub-Adviser’s responses to the Board’s written requests, which included, among other things, information regarding the Adviser’s and Sub-Adviser’s management and operations including any material changes to those capabilities under the New Advisory Agreements. At the March Meeting, the Board also had the opportunity to discuss the 15(c) Materials with management and to receive such additional information from management as the Board believed reasonably necessary to evaluate the terms of the Agreements. The Board also received and reviewed a memorandum from Stradley Ronon Stevens & Young, LLP, the (“Independent Trustee Counsel”) regarding the Trustees’ duties in considering the approval of the New Advisory Agreements, which Independent Trustee Counsel reviewed separately with the Independent Trustees in executive session outside the presence of management.

After having determined that the information provided was sufficiently responsive to their requests to permit consideration of the Agreements, the Board, including by separate vote the Independent Trustees, approved the New Investment Management Agreement between the Fund and the Adviser, and the New Sub-Advisory Agreement by and among the Fund, the Adviser, and the Sub-Adviser. Below is a summary of the factors that the Board considered in approving the New Advisory Agreements; however, the Board did not consider any single factor as controlling in determining whether or not to approve the New Advisory Agreements, members of the Board may have placed different weight on different factors, and the items described herein are not all-encompassing of the matters considered by the Board.

Investment Performance, Fees and Expenses

The Board considered that, in approving the Fund’s Existing Advisory Agreements, the Board previously had considered the Adviser’s and Sub-Adviser’s personnel, history and experience investing in asset classes similar to those in which the Fund invests, ability to support the growth of the Fund, capabilities and financial strength. The Board noted that the JHG Transaction in which JHG will be acquired by Trian and GCG would not cause any material change in those abilities.

The Board also considered that, in approving the Fund’s Existing Advisory Agreements, the Board had compared the fees to be paid by the Fund to the management and other fees paid by funds in the relative peer group determined by an independent third-party firm that provides data services, and that the Board determined that the fees proposed to be charged were reasonable. The Board then considered that the management and the other fees to be paid by the Fund under the New Advisory Agreements were identical to those paid by the Fund under the Existing Advisory Agreements.

Nature, Extent and Quality of Services

As to the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser, the Board considered that the terms of the New Advisory Agreements were materially the same as those of the Existing Advisory Agreements, including that the Adviser and Sub-Adviser would, subject to the supervision of the Board, supervise and manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies and procedures, monitor the investment activities and portfolio holdings relating to the Fund, and perform other related functions in connection with managing the Fund’s operations. The Board noted that it previously considered information pertaining to the Sub-Adviser’s experience in managing strategies similar to those of the Fund, and that it previously reviewed the experience of certain personnel of the Adviser who perform work on behalf of the Fund. The Board noted the Adviser’s assertion that, under the New Investment Management Agreement, there would not be any material changes

Privacore PCAAM Alternative Income Fund
Other Information March 31, 2026 (Unaudited) (Continued)

to the suite of services provided by the Adviser to the Fund, including that the personnel of the Adviser who perform work on behalf of the Fund would remain unchanged. The Board also considered the Adviser’s attestation that the JHG Transaction would not implicate the nature, level or quality of services provided by the Adviser or Sub-Adviser and would not otherwise implicate the control and management of the Sub-Adviser.

Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, concluded that the Adviser and Sub-Adviser were capable of providing quality services to the Fund under the New Advisory Agreements.

Costs of the Services Provided and Profitability and Other Benefits

As to the cost of the services to be provided and to the anticipated profits to be realized by the Adviser and Sub-Adviser under the New Advisory Agreements, the Board noted that it previously reviewed the Adviser’s and Sub-Adviser’s estimates of profitability and financial condition in connection with the Existing Advisory Agreements. The Board also considered the Adviser’s representation that the JHG Transaction would not cause any material change to those estimates or the Adviser’s financial condition.

The Board considered the fees to be paid to the Sub-Adviser under the New Sub-Advisory Agreement, noting that they were the same fees paid under the Existing Sub-Advisory Agreement, which the Board had previously determined to be reasonable as compared to the fees charged to the Sub-Adviser’s other clients. Based on the foregoing information, and such additional factors as each Trustee may have viewed as probative, the Board, including the Independent Trustees, determined that the New Advisory Agreements were within a reasonable range of anticipated profitability to the Adviser and Sub-Adviser and the financial conditions of the Adviser and Sub-Adviser were adequate.

Privacore PCAAM Alternative Income Fund
Fund Management March 31, 2026 (Unaudited)
INDEPENDENT TRUSTEES
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Sarah Dyer Year of Birth: 1968	Trustee	Indefinite/Since Inception	Corporate Partnerships Director (2025 – Present), Adjunct Professor (2022 – Present), Colin Powell School for Civic and Global Leadership at the City College of New York; Co-Founder and Board Secretary, 100 Women in Finance Foundation (non-profit organization for professionals in the finance industry) (2001 – Present).	3	None
Brian Devaney Year of Birth: 1954	Trustee	Indefinite/Since Inception	Managing Director, Seaport Global Holdings LLC (brokerage firm) (2020 – Present); Executive Director, Natixis Securities Americas LLC (brokerage firm) (2013 – 2019).	3	None
Arthur Liao Year of Birth: 1972	Trustee	Indefinite/Since Inception	Managing Member, Daigo LLC (Business Consultation and Advisory Firm) (2023 – Present); Chief Operating Officer/Chief Financial Officer, Stride Capital Group, LP (alternative asset management firm) (2022 – 2023); Senior Managing Director, The Blackstone Group (alternative asset management Firm) (2016 – 2021).	3	None

(1)    The address for each Trustee is c/o UMB Fund Services, Inc. 235 West Galena St., Milwaukee, WI 53212.

(2)    Each Trustee serves an indefinite term, until his or her successor is elected.

(3)    The fund complex consists of the Fund and the Privacore PCAAM Alternative Growth Fund and the Privacore VPC Asset Backed Credit Fund.

Privacore PCAAM Alternative Income Fund
Fund Management March 31, 2026 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Lenia M. Ascenso(4) Year of Birth: 1973	Trustee	Indefinite/Since Inception	Managing Director and Chief Operating Officer of Investment Research, Partners Capital Investment Group (investment advisory firm) (2021 – Present); Partner and Head of Portfolio Services at NEPC, LLC (investment consulting firm) (2018 – 2021).	2	None
David Mehenny(4) Year of Birth: 1973	Board Chair and Trustee	Indefinite/Since Inception	Executive Vice President, Privacore Capital, LLC (2023 – Present); Managing Director and Head of Product Strategy, CBC Group (Private Equity) (April 2023 – August 2023); Consultant/Entrepreneur (2020 – 2022); Managing Director, The Blackstone Group (alternative asset management firm) (2010 – 2020).	3	None
Kieran Murray Year of Birth: 1974	President	Indefinite/Since December 2025	Chief Operating Officer, Privacore Capital, LLC (2023 – Present); Chief Operating Officer, Janus Henderson (2019 – 2023).	N/A	N/A
John Beil Year of Birth: 1979	Vice President	Indefinite/Since Inception

Managing Director and Head of Private Equity & Real Estate, Partners Capital Investment Group (2022 – Present); Managing Director of Private Equity, Regents of the University of California (2016 – 2021).

				N/A	N/A
Emma Bewley Year of Birth: 1977	Vice President	Indefinite/Since Inception	Partner and Head of Credit, Partners Capital Investment Group (2019 – Present).	N/A	N/A
David Azvolinsky Year of Birth: 1991	Secretary	Indefinite/Since December 2025	Operations Manager, Privacore Capital, LLC (2023 – Present); Vice President, Fund Onboarding & Operations, The Bank of New York Mellon (2015 – 2023).	N/A	N/A

Privacore PCAAM Alternative Income Fund
Fund Management March 31, 2026 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Peter Sattelmair Year of Birth: 1977	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Senior Director of PFO Services, PINE Advisor Solutions LLC (2021 – Present); Director of Fund Operations, Transamerica Asset Management (2014 – 2021).	N/A	N/A
Cory J. Gossard Year of Birth: 1972	Chief Compliance Officer	Indefinite/Since Inception	Managing Director, PINE Advisor Solutions LLC (2021 – Present); Chief Compliance Officer, Vident Investment Advisory (2020); Chief Compliance Officer, SS&C ALPS (2014 – 2020).	N/A	N/A

(1)    The address for each Trustee/Officer is c/o UMB Fund Services, Inc. 235 West Galena St., Milwaukee, WI 53212.

(2)    Each Trustee serves an indefinite term, until his or her successor is elected.

(3)    The fund complex consists of the Fund and the Privacore PCAAM Alternative Growth Fund and the Privacore VPC Asset Backed Credit Fund.

(4)    Lenia M. Ascenso and David Mehenny are deemed to be interested persons of the Fund because of their affiliations with the Fund’s Sub-Adviser and Adviser, respectively.

Privacore PCAAM Alternative Income Fund
Notice of Privacy Policy March 31, 2026 (Unaudited)

Privacore PCAAM Alternative Income Fund (“we,” “us,” or the “Fund”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

Confidentiality & Security

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

Why We Collect Your Information

Privacore PCAAM Alternative Income Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

How We Protect Your Information

To fulfill our privacy commitment for prospective, current, and former investors, Privacore PCAAM Alternative Income Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•        Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•        Contractual agreements with third-party service providers to protect your nonpublic personal information.

Information We Collect

Privacore PCAAM Alternative Income Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•        Your name, address, and social security number;

•        Proprietary information regarding your beneficiaries;

•        Information regarding your earned wages and other sources of income;

•        The composition and value of your managed portfolio;

•        Historical information we receive and maintain relating to transactions made on your behalf by Privacore PCAAM Alternative Income Fund, your custodian, or others;

•        Information we receive from your institutional financial adviser, sub-adviser, or other financial institutions with whom Privacore PCAAM Alternative Income Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

Privacore PCAAM Alternative Income Fund
Notice of Privacy Policy March 31, 2026 (Unaudited) (Continued)

Sharing Information With Non-Affiliated Third Parties

•        We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•        If you request or authorize the disclosure of the information;

•        To provide investor account services or account maintenance;

•        To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•        To perform services for the Fund, or on its behalf, to maintain business operations and services;

•        To help us to prevent fraud;

•        With attorneys, accountants, and auditors of the Fund;

•        To comply with federal, state, or local laws, rules, and other applicable legal requirements.

•        We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

Opt-Out Notice

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, Privacore PCAAM Alternative Income Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Privacore PCAAM Alternative Income Fund at 888-267-1456.

Adviser
Privacore Capital Advisors, LLC
1411 Broadway
New York, NY 10018

Sub-Adviser
Partners Capital Investment Group, LLP
600 Atlantic Avenue, 30th Floor
Boston, MA 02210

Custodian Bank
UMB Bank, n.a.
928 Grand Blvd
Kansas City, MO 64106

Fund Administrator, Transfer Agent, and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212

Placement Agent
Janus Henderson Distributors US LLC
151 Detroit Street
Denver, CO 80206

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1900 16th Street
Denver, CO 80202

(b)    Not applicable.

ITEM 2.    CODE OF ETHICS.

(a)     The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    The Registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)     Not applicable.

(f)     The Registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)     The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)     The audit committee financial expert is Arthur Liao who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)     The aggregate fees billed for the fiscal year ended March 31, 2026 and the period ended March 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $150,000 and $162,000.

Audit-Related Fees

(b)    The aggregate fees billed for the fiscal year ended March 31, 2026 and the period ended March 31, 2025 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0. Audited-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c)     The aggregate fees billed for the fiscal year ended March 31, 2026 and the period ended March 31, 2025 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $56,700 and $42,000. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d)    The aggregate fees billed for the fiscal year ended March 31, 2026 and the period ended March 31, 2025 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0.

(e)(1)     During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2)     The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)     0%

(c)     0%

(d)     0%

(f)     Not applicable.

(g)    The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2026 and the period ended March 31, 2025 (the Registrant’s first period of operations) were $0 and $0.

(h)    The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i)     Not applicable.

(j)     Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    INVESTMENTS.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b)     Not applicable.

ITEM 7.    FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policy and Procedures

Privacore PCAAM Alternative Income Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Partners Capital Investment Group, LLP (the “Sub-Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Sub-Adviser

The Sub-Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Sub-Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in the annual report to shareholders on Form N-CSR filed with the Securities and Exchange Commission (“SEC”) a summary of the Sub- Adviser’s Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

Material Conflicts of Interest

Where a proxy proposal raises a material conflict between the interests of Partners Capital Investment Group, LLP, any affiliated person(s) of Partners Capital Investment Group, LLP, the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, Partners Capital Investment Group, LLP will resolve the conflict by voting in accordance with the policy guidelines outlined in the Sub-Adviser’s policy or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, Partners Capital Investment Group, LLP will abstain from voting.

Sub-Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Sub-Adviser, as set forth above. Consistent with this delegation, the Sub-Adviser is responsible for the following:

•        Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

•        Providing a summary, to the Board and to the Fund’s CCO, of the material changes to a proxy policy during the period covered by the Fund CCO’s annual compliance report and a redlined copy of such Proxy Policy as applicable.

•        The Sub-Adviser CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and appear reasonably designed to ensure that the Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

•        On a quarterly basis, the Funds’ CCO shall request confirmation from the Adviser and Sub-Advisers that any proxy votes for the Fund was handled in compliance with the Proxy Policy.

Review Responsibilities

The Sub-Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Sub-Adviser retains a third-party proxy-voting service, the Sub-Adviser will inquire with the service provider to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with the Proxy Policy.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year. The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ending June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Sub-Adviser or through a third-party proxy voting service at the direction of the Adviser/Sub-Adviser.

Adopted: June 18, 2024

Last amended: December 18, 2024

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)     Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following provides biographical information about the individual who is primarily responsible for the day-to-day management of the Registrant’s portfolio (“Portfolio Manager”) as of the date of this filing:

John Beil

John joined Partners Capital in January 2022 as a Managing Director and Head of Private Equity and Real Estate based in the San Francisco office. Prior to Partners Capital, John was Managing Director of Private Equity at the University of California Investment Office where he oversaw a $12B private equity portfolio. John also worked at the IFC Asset Management Company, International Finance Corporation and Citigroup. He holds an MBA from the George Washington University where he was a Potomac Fellow and a BA degree from Tulane University. John will act in practice as the Lead Portfolio Manager for the Fund.

Emma Bewley

Emma joined Partners Capital in 2019 and was made Partner in 2022. She is the Head of Credit and Non-correlated Strategies, based in London. Previously, Emma was at Connection Capital where she was Head of Fund Investments; a Portfolio Manager at Pamplona Capital Management; and she also spent five years at Morgan Stanley. Emma graduated from Girton College, Cambridge University with a BA in Modern and Medieval Languages.

David Shushan

David joined Partners Capital in 2008 and was made Partner in 2017 as a part of the Investment Team. He is the Head of the Boston office and a member of the Credit & Uncorrelated Strategies Investment Committee. He manages many of the largest US private client and institutional accounts. David previously led US Equities, Real Estate and Private Debt investment research. Prior to Partners Capital, David was an Engagement Manager at McKinsey & Company, where he was a part of the Wealth and Asset Management practice and was a Consultant with the Boston Consulting Group. David graduated with a BA with honors in Economics and Applied Math from Northwestern University and earned an MBA from Harvard Business School, graduating with honors.

Alex Band

Alex joined Partners Capital in 2013 and was made Partner in 2020. He is the Chief Investment Officer and was previously Head of Public Equities, covering long only and long/short strategies. He is a member of the Global Investment Committee. Prior to joining Partners Capital, Alex was at Bain Capital, located in Boston and New York. He was a part of the global private equity group, responsible for investment due diligence, deal execution and portfolio management. Previously, Alex was a Consultant at Bain & Company in San Francisco. Alex holds an MBA from Harvard Business School. He graduated from Harvard College with a BA in Biochemical Sciences.

Richard Scarinci

Rich Scarinci joined Partners Capital in 2016 as a Partner. He is the Head of North America and responsible for the investment programs of many of the largest North American relationships, both institutions and private clients. Rich is a member of the Global Investment Committee as well as the Absolute Return Investment Committee. Previously, Rich was at Blackstone Alternative Asset Management, where he was a Managing Director and Co-Portfolio Manager within the Hedge Fund Solutions Group. Rich holds a BA in Economics with a concentration in Finance from Princeton University.

(a)(2)     Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager

(As of March 31, 2026)

	Number of Accounts	Assets of Accounts (in MM)	Number of Accounts Subject to Perf	Assets Subject to Perf (in MM)
John Beil
RICs	1	43	0	0
Other PVs	20	4,569	20	4,569
Other Accounts	0	0	0	0
Emma Bewley
RICs	1	43	0	0
Other PVs	2	3,138	2	3,138
Other Accounts	0	0	0	0
Alex Band
RICs	1	43	0	0
Other PVs	0	0	0	0
Other Accounts	1	1,080	1	1,080
Rich Scarinci
RICs	1	43	0	0
Other PVs	2	169	1	151
Other Accounts	44	15,153	18	2,242
David Shushan
RICs	0	0	0	0
Other PVs	2	144	1	48
Other Accounts	65	9,372	34	3,147

Conflicts of Interest as of March 31, 2026

The Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Advisers or Portfolio Managers devoting unequal time and attention to the management of each fund and/or other accounts. These activities could be viewed as creating a conflict of interest in that the time and effort of the Advisers, their affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Advisers and/or their affiliates. Nevertheless, the Fund believes that the members of the Advisers’ senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved.

If the Sub-Adviser or Portfolio Managers identify a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)     Compensation Structure of Portfolio Manager

Compensation of the Portfolio Managers as of March 31, 2026

A competitive base salary and a performance-based bonus structure are in place for all Portfolio Managers. Portfolio Managers are paid a competitive base salary and discretionary bonus based on, amongst other factors, their fiduciary investment responsibilities, performance of the individual, and the general performance of the Sub-Adviser. The discretionary bonus structure gives the Sub-Adviser the ability to remain competitive under current market conditions affecting compensation across the industry.

(a)(4)     Disclosure of Securities Ownership

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager(1)
David Shushan	None
Alex Band	None
Emma Bewley	None
John Beil	None
Richard Scarinci	None

____________

(1)      As of March 31, 2026

(b)    Not applicable.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 16.  CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)     Not applicable.

(b)     Not applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)     Not applicable.

(b)     Not applicable.

ITEM 19.  EXHIBITS.

(a)(1)     Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2)     Not applicable.

(a)(3)     Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)     Not applicable.

(a)(5)     Not applicable.

(b)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Privacore PCAAM Alternative Income Fund
By (Signature and Title)*	/s/ Kieran Murray
Kieran Murray, President
(Principal Executive Officer)
Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kieran Murray
Kieran Murray, President
(Principal Executive Officer)
Date	June 8, 2026
By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer
(Principal Financial Officer)
Date	June 8, 2026

____________

*        Print the name and title of each signing officer under his or her signature.